UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 13, 2022
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

ITEM 7.01. Regulation FD Disclosure.
Members of management of the Enhabit Home Health and Hospice (“Enhabit”) business of Encompass Health Corporation (“Encompass Health”) will participate in a virtual non-deal roadshow beginning June 13, 2022. Enhabit Chief Executive Officer, Barbara Jacobsmeyer, and Chief Financial Officer, Crissy Carlisle, will present to members of the investment community as part of the non-deal roadshow using the slides attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in the slides include non-GAAP financial measures, including Enhabit’s adjusted earnings per share, Adjusted EBITDA, and adjusted free cash flow. These measures are not measures of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded therefrom are significant components in understanding and assessing financial performance. Therefore, these measures should not be considered a substitute for GAAP financial measures. Because these financial measures are not determined in accordance with GAAP, they are susceptible to varying calculations and may not be comparable to other similarly titled measures of other companies.
Forward-Looking Statements
The information contained in the slides include certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, including the timing and effects, such as the tax-free treatment and the incremental costs, of the spin off and rebranding of the Enhabit home health and hospice business and its impact on the business models of Enhabit and Encompass Health, outlook and guidance, the expected impact of the COVID-19 pandemic on Enhabit’s and Encompass Health’s business and financial assumptions, business strategy, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results or model, ability to return value to shareholders, projected capital expenditures, leverage ratio, acquisition opportunities, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions Enhabit and Encompass Health believe, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections, or forward-looking statements will be realized.
All such estimates, projections, and forward-looking statements speak only as of the date hereof. Enhabit and Encompass Health undertake no duty to publicly update or revise that information.
You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report and slides as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached slide presentation and in Encompass Health’s Annual Report on Form 10‑K for the year ended December 31, 2021 and Form 10‑Q for the three months ended March 31, 2022, Enhabit's Form 10 registration statement, and in other documents previously filed with the SEC. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Enhabit Home Health and Hospice non-deal roadshow presentation.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: June 13, 2022